Exhibit 99.2
UniSource Energy Corporation
Supplemental Earnings & Outlook Information
August 3, 2009
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

YEAR OVER YEAR VARIANCE EXPLANATION

	2nd Quarter		Year-to-Date June 30
$ in millions	Pre-Tax	After Tax	Pre-Tax	After Tax
2008 UniSource Energy Net Income		$4.7		$2.1

TEP 2009 vs. 2008
Change in Revenues
Higher retail revenues (excluding REST and DSM revenues) due to higher base rates and the PPFAC.	11.8	7.1	6.7	4.0

Lower long-term wholesale electric and transmission revenues due to lower sales volumes.	(3.8)	(2.3)	(4.6)	(2.8)

Change in PPFAC-Related Expenses
Lower fuel and purchased power expense (net of short-term wholesale revenues) resulting from lower retail sales volumes and a decline in commodity prices.	8.4	5.0	23.5	14.1

Change in TEP Utility Gross Margin	$16.4	$9.8	$25.6	$15.4

Change in Other Operating Expenses
Higher Base O&M due primarily to an increase in plant outage and maintenance costs, as well as an increase in pension expense.	(7.8)	(4.7)	(19.6)	(11.8)

Higher depreciation and amortization due to: additions to plant in service; new depreciation rates for generation assets and amortization of regulatory assets resulting from the 2008 TEP Rate Order; and an adjustment related to an investment in lease equity made in 2006.	(11.1)	(6.7)	(14.8)	(8.9)

Other Income	6.9	4.1	5.1	3.1

Lower interest expense due to: lower rates on variable rate debt; lower balances of capital lease obligations; and an adjustment related to an investment in lease equity made in 2006.	4.4	2.6	7.4	4.4

Other Changes	4.1	2.5	5.9	3.5

Change in TEP’s Other Operating Expenses	$(3.5)	$(2.1)	$(16.0)	$(9.6)

Change in Regulatory Refunds and Amortization of TRA
Deferral of Revenues after TRA amortized in May 2008	14.9	8.9	14.9	8.9
TRA amortization expense in 2008	6.7	4.0	23.9	14.3

Total TEP Change 2009 vs. 2008	$34.5	$20.7	$48.4	$29.0

Other Changes 2009 vs. 2008

UNS Gas Change in Net Income		(0.3)		(1.7)
Mild weather resulted in lower retail therm sales.

UNS Electric Change in Net Income		0.8		1.1
Rate increase in June 2008 and a new mining customer

Other		5.4		5.7
After-tax gain at Millennium from the sale of Sabinas ($3.6 million). Also includes results of UED and consolidating adjustments.

Total Change in UNS Net Income		26.6		34.1

2009 UniSource Energy Net Income		$31.3		$36.2

TEP UTILITY GROSS MARGIN RECONCILIATION

	YTD Jun 30	YTD Jun 30	Q2	Q2
(millions)	2009	2008	2009	2008
Retail Electric Revenues* (Excluding DSM & REST)	$372.7	$366.0	$217.2	$205.4
Long-Term Wholesale Electric Sales	24.3	28.7	10.1	13.2
Wholesale Transmission Revenues	8.3	8.5	4.4	5.1

Total	$405.3	$403.2	$231.7	$223.7

Less Fuel, Purchased Power and Transmission Expense
Fuel	116.5	143.2	65.0	74.0
Reimbursed Fuel	(2.2)	(2.9)	(1.2)	(1.9)
Purchased Power	59.4	110.8	36.4	78.5
Increase (Decrease) to Reflect PPFAC Recovery	(4.0)	0.0	(3.6)	0.0
Transmission	1.8	4.5	1.3	2.4
Short-Term Wholesale Electric Sales	(37.1)	(97.7)	(17.5)	(64.2)

Net Fuel, Purchased Power and Transmission Expense	134.4	157.9	80.4	88.8

Utility Gross Margin (non-GAAP)	$270.9	$245.3	$151.3	$134.9

Reconciling Line Items to Operating Income
CTC Revenue Subject to Refund	0.0	(14.9)	0.0	(14.9)
Other Revenue	37.3	35.3	19.6	21.0
REST & DSM Revenues	5.1	1.4	2.8	0.1
FAS 71 Reinstatement Included in Fuel Expense	N/A	N/A	N/A	N/A

Other Operating Expenses (Income):
Reimbursed Fuel	2.2	2.9	1.2	1.9
Other Operations & Maintenance	143.8	120.1	69.1	61.5
Depreciation & Amortization	76.8	62.0	41.8	30.7
Amortization of Transition Recovery Asset	0.0	23.9	0.0	6.7
Taxes Other Than Income Taxes	20.3	21.0	10.0	10.5

Operating Income (GAAP)	$70.2	$37.2	$51.6	$29.8

TEP UTILITY GROSS MARGIN RECONCILIATION (CONT’D)

	Q1	Q1	Q4	Q3
(millions)	2009	2008	2008	2008
Retail Electric Revenues* (Excluding DSM & REST)	$155.4	$160.6	$172.4	$258.7
Long-Term Wholesale Electric Sales	14.1	15.4	14.9	14.5
Wholesale Transmission Revenues	3.9	2.7	4.9	4.3

Total	$173.4	$178.7	$192.2	$277.5

Less Fuel, Purchased Power and Transmission Expense
Fuel	51.4	69.2	37.3	107.2
Reimbursed Fuel	(1.0)	(1.0)	(0.8)	(1.3)
FAS 71 Reinstatement Included in Fuel Expense	N/A	N/A	24.0	N/A
Purchased Power	23.0	32.2	26.8	100.4
Increase (Decrease) to Reflect PPFAC Recovery	(0.4)	0.0	0.0	0.0
Transmission	0.5	2.0	1.1	5.0
Short-Term Wholesale Electric Sales	(19.6)	(34.2)	(32.2)	(54.1)

Net Fuel, Purchased Power and Transmission Expense	53.9	68.2	56.2	157.2

Utility Gross Margin (non-GAAP)	$119.5	$110.5	$136.0	$120.3

Reconciling Line Items to Operating Income
CTC Revenue Subject to Refund	0.0	0.0	(13.7)	(29.5)
Other Revenue	17.8	14.4	19.6	20.0
REST & DSM Revenues	2.4	1.3	2.8	1.2
FAS 71 Reinstatement Included in Fuel Expense	N/A	N/A	24.0	N/A

Other Operating Expenses (Income):
Reimbursed Fuel	1.0	1.0	0.8	1.3
FAS 71 Reinstatement Included in Fuel Expense
Other Operations & Maintenance**	74.7	58.6	72.5	63.9
Depreciation & Amortization	35.1	31.3	32.8	31.2
Amortization of Transition Recovery Asset	0.0	17.3	0.0	0.0
Taxes Other Than Income Taxes	10.3	10.5	2.5	8.1

Operating Income (GAAP)	$18.6	$7.5	$60.1	$7.5

**	O&M Expense in Q3 and Q4 2008 excludes transmission expense since it is recorded as part of fuel and purchased power expense in the calculation of gross margin.

TEP — RETAIL AND LONG-TERM WHOLESALE REVENUES

	YTD Jun 30	Q2	Q1
	2009	2009	2009
RETAIL NON-FUEL REVENUES* (MILLIONS)
Residential	$107.2	$61.9	$45.3
Commercial	73.0	42.6	30.3
Industrial	47.4	25.7	21.8
Mining	16.0	7.8	8.2
Other	6.0	3.7	2.3

Total	$249.5	$141.6	$107.9
Base Fuel and PPFAC Revenues	123.1	75.7	47.4
REST & DSM Revenues	5.1	2.8	2.4

Total Electric Retail Revenues	$377.7	$220.0	$157.8

*	Retail non-fuel revenues exclude fuel, PPFAC, REST/DSM charges

	YTD Jun 30	Q2	Q1
	2009	2009	2009
RETAIL REVENUES (CENTS / KWH)
Avg. Non-Fuel Rates
Residential	6.39	6.52	6.23
Commercial	7.88	8.17	7.51
Industrial	4.57	4.67	4.45
Mining	3.05	2.93	3.17
Other	4.91	5.11	4.64

Total Average Non-Fuel Rate	5.82	6.01	5.60
Avg. Base Fuel and PPFAC Rate	2.87	3.15	2.46
Avg. REST & DSM Rate	0.12	0.12	0.12

Avg. Total Retail Rate	8.81	9.16	8.18

	YTD Jun 30	Q2	Q1
	2009	2009	2009
LONG-TERM WHOLESALE GROSS MARGIN* (MILLIONS)
Long-term Wholesae Revenues	$24.3	$10.1	$14.1
Fuel and Purchased Power Expense	13.5	5.8	7.7

Net	$10.8	$4.3	$6.4

UNISOURCE ENERGY AND TEP BASE O&M RECONCILIATION

UniSource Energy	YTD Jun 30	YTD Jun 30	Q2	Q2	Q1	Q1
O&M Components	2009	2008	2009	2008	2009	2008
	-millions-		-millions-		-millions-
TEP Base O&M (Non-GAAP)	$120.9	$101.3	$57.7	$49.9	$63.1	$51.2
UNS Gas O&M	12.4	12.7	6.0	6.3	6.3	6.4
UNS Electric O&M	11.1	10.5	5.7	5.9	5.4	4.6
Consolidating Adjustments & Other	(5.4)	(5.5)	(3.0)	(3.2)	(1.4)	(2.1)

UniSource Energy Base O&M (Non-GAAP)	$139.0	$119.0	$66.4	$58.9	$73.4	$60.1
Reimbursed O&M Related to Springerville Units 3 and 4	17.8	16.5	8.6	10.4	9.2	6.1
Expenses Related to Customer-funded Renewable Energy and DSM Programs	7.1	2.7	3.9	1.4	2.4	1.3

UniSource Energy O&M (GAAP)	$163.9	$138.2	$78.9	$70.7	$85.0	$67.5

TEP	YTD Jun 30	YTD Jun 30	Q2	Q2	Q1	Q1
O&M Components	2009	2008	2009	2008	2009	2008
	-millions-		-millions-		-millions-
Wages, A&G, Other	$71.9	$70.0	$36.6	$34.7	$35.2	$35.1
Generating Plant Maintenance Expense	38.1	26.1	15.6	12.6	22.5	13.5
Pension and Postretirement Benefits Expense	10.9	5.2	5.5	2.6	5.4	2.6

TEP Base O&M (Non-GAAP)	$120.9	$101.3	$57.7	$49.9	$63.1	$51.2
Reimbursed O&M Related to Springerville Units 3 and 4	17.8	16.5	8.6	10.4	9.2	6.1
Expenses Related to Customer-funded Renewable Energy and DSM Programs	5.1	2.3	2.8	1.2	2.4	1.3

TEP O&M (GAAP)	$143.8	$120.1	$69.1	$61.5	$74.7	$58.6

UniSource Energy	Q3	Q4
O&M Components	2008	2008
	-millions-
TEP Base O&M (Non-GAAP)	$52.4	$60.6
UNS Gas O&M	5.7	6.7
UNS Electric O&M	8.4	7.9
Consolidating Adjustments & Other	1.8	(2.2)

UniSource Energy Base O&M (Non-GAAP)	$68.3	$73.0
Reimbursed O&M Related to Springerville Units 3 and 4	9.7	9.0
Expenses Related to Customer-funded Renewable Energy and DSM Programs	2.4	3.9
Transmission Expense	5.0	1.1

UniSource Energy O&M (GAAP)	$80.4	$85.9

TEP	Q3	Q4
O&M Components	2008	2008
	-millions-
Wages, A&G, Other	$37.5	$39.1
Generating Plant Maintenance Expense	12.3	18.9
Pension and Postretirement Benefits Expense	2.6	2.6

TEP Base O&M (Non-GAAP)	$52.4	$60.6
Reimbursed O&M Related to Springerville Units 3 and 4	9.7	9.0
Expenses Related to Customer-funded Renewable Energy and DSM Programs	1.8	2.9
Transmission Expense	5.0	1.1

TEP O&M (GAAP)	$68.9	$73.6

TUCSON ELECTRIC POWER — OPERATING STATISTICS

	3 Months Ended June 30				Year-to-Date June 30
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	364,885	362,561	2,324	0.6%	364,855	362,436	2,419	0.7%
Commercial	35,643	35,048	595	1.7%	35,573	34,968	605	1.7%
Industrial	628	639	(11)	-1.8%	632	639	(7)	-1.1%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	61	61	—	0.0%	61	61	—	0.0%

Total	401,219	398,311	2,908	0.7%	401,123	398,106	3,017	0.8%

RETAIL SALES — MWH
Residential	948,839	944,174	4,665	0.5%	1,676,017	1,717,013	(40,996)	-2.4%
Commercial	521,696	541,676	(19,980)	-3.7%	925,559	957,134	(31,575)	-3.3%
Industrial	549,331	566,782	(17,451)	-3.1%	1,038,839	1,084,262	(45,423)	-4.2%
Mining	264,925	277,426	(12,501)	-4.5%	523,619	543,880	(20,261)	-3.7%
Other	71,599	72,974	(1,375)	-1.9%	121,615	127,826	(6,211)	-4.9%

Total	2,356,390	2,403,032	(46,642)	-1.9%	4,285,649	4,430,115	(144,466)	-3.3%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,600	2,604	(4)	-0.1%	4,594	4,737	(144)	-3.0%
Commercial	14,637	15,455	(819)	-5.3%	26,019	27,372	(1,353)	-4.9%
Industrial	875,195	886,983	(11,787)	-1.3%	1,643,733	1,696,811	(53,078)	-3.1%
Mining	132,462,500	138,713,000	(6,250,500)	-4.5%	261,809,500	271,940,000	(10,130,500)	-3.7%
Other	1,173,754	1,196,295	(22,541)	-1.9%	1,993,689	2,095,508	(101,820)	-4.9%

Total	5,873	6,033	(160)	-2.7%	10,684	11,128	(444)	-4.0%

RETAIL REVENUES — MILLIONS
Residential	$93.5	$88.1	$5.4	6.2%	$157.9	$153.1	$4.8	3.1%
Commercial	59.1	56.6	2.5	4.4%	99.6	98.9	0.7	0.7%
Industrial	42.9	41.9	1.0	2.4%	76.7	78.2	(1.5)	-1.9%
Mining	16.0	14.1	1.9	13.4%	29.0	27.5	1.5	5.5%
Other	5.8	5.4	0.4	7.9%	9.4	9.5	(0.1)	-1.1%

Total	$217.2	$206.0	$11.3	5.5%	$372.6	$367.2	$5.4	1.5%

DSM / REST	2.8	(0.5)	3.3	N/M	5.2	0.2	5.0	N/M

Total Retail Revenues	$220.0	$205.5	$14.6	7.1%	$377.8	$367.4	$10.4	2.8%

WEATHER — COOLING DEGREE DAYS
Actual	417	420	(3)	-0.7%	417	420	(3)	-0.7%
10-Year Average	440	457			441	457
% Change Actual vs. 10-Year Avg.	-5.2%	-8.1%			-5.4%	-8.1%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index — $/MWh
On Peak	$30.46	$91.94	$(61.48)	-66.9%	$32.11	$81.02	$(48.91)	-60.4%
Off Peak	$19.16	$63.55	$(44.39)	-69.9%	$22.48	$61.89	$(39.41)	-63.7%

Avg. Natural Gas Prices
Permian Index — $/MMBtu	$2.76	$9.44	$(6.68)	-70.8%	$3.17	$8.37	$(5.20)	-62.1%

UNS GAS — OPERATING STATISTICS

	3 Months Ended June 30				6 Months Ended June 30
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	132,414	132,316	98	0.1%	132,813	132,862	(49)	0.0%
Commercial	11,371	11,448	(77)	-0.7%	11,449	11,532	(83)	-0.7%
All Other	1,109	1,104	5	0.5%	1,108	1,105	3	0.3%

Total	144,894	144,868	26	0.0%	145,370	145,499	(129)	-0.1%

RETAIL SALES — THOUSANDS OF THERMS
Residential	9,797	9,933	(136)	-1.4%	39,366	44,727	(5,361)	-12.0%
Commercial	5,343	5,429	(86)	-1.6%	15,717	17,588	(1,871)	-10.6%
All Other	1,279	1,203	76	6.3%	4,803	5,423	(620)	-11.4%

Total	16,419	16,565	(146)	-0.9%	59,886	67,738	(7,852)	-11.6%

RETAIL USAGE — THERMS/CUSTOMER
Residential	74.0	75.1	(1)	-1.4%	296	337	(40)	-12.0%
Commercial	469.8	474.2	(4)	-0.9%	1,373	1,525	(152)	-10.0%

RETAIL REVENUES — MILLIONS
Non-Fuel Revenues:
Residential	$6.6	$6.7	(0.1)	-1.3%	$19.5	$21.4	(1.9)	-8.8%
Commercial	1.9	1.9	(0.0)	-1.5%	5.0	5.6	(0.5)	-9.6%
All Other	0.3	0.3	0.0	4.5%	1.1	1.3	(0.1)	-11.4%

Total	$8.8	$8.9	$(0.1)	-1.2%	$25.6	$28.2	$(2.6)	-9.1%

DSM Revenues	0.1	0.1	0.0	3.1%	0.2	0.1	0.1	106.2%
Transport/NSP Revenues	3.4	8.9	(5.4)	-61.2%	8.7	14.7	(5.4)	-36.8%
Fuel Revenues:
Recovered from Customers	13.5	14.1	(0.6)	-4.1%	50.7	54.3	(3.7)	-6.8%

Total Gas Revenues	$25.8	$31.9	$(6.1)	-19.1%	$85.2	$97.3	$(12.1)	-12.4%

WEATHER — HEATING DEGREE DAYS
Actual	2,752	3,406	(654)	-19.2%	13,880	16,033	(2,153)	-13.4%
10-Year Average	3,034	2,633			14,994	13,095
% Change Actual vs. 10-Year Avg.	-9.3%	29.4%			-7.4%	22.4%
UNS ELECTRIC — OPERATING STATISTICS

	3 Months Ended June 30				6 Months Ended June 30
	2009	2008	Incr (Decr)	% Change	2009	2008	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	79,496	79,459	37	0.0%	79,452	79,468	(16)	0.0%
Commercial	10,342	10,331	11	0.1%	10,343	10,320	23	0.2%
All Other	285	273	12	4.4%	283	272	11	4.0%

Total	90,123	90,063	60	0.1%	90,078	90,060	18	0.0%

RETAIL SALES — MWH
Residential	184,126	183,678	448	0.2%	350,696	366,998	(16,302)	-4.4%
Commercial	159,585	167,487	(7,902)	-4.7%	293,235	302,029	(8,794)	-2.9%
Industrial	49,478	47,788	1,690	3.5%	87,834	92,575	(4,741)	-5.1%
Mining	39,680	6,247	33,433	NM	73,607	11,751	61,856	NM
Other	476	571	(95)	-16.6%	1,087	1,179	(92)	-7.8%

Total	433,345	405,771	27,574	6.8%	806,459	774,532	31,927	4.1%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,316	2,312	5	0.2%	4,414	4,618	(204)	-4.4%
Commercial	15,431	16,212	(781)	-4.8%	28,351	29,266	(915)	-3.1%

RETAIL REVENUES — MILLIONS
Non-Fuel Revenues:
Residential	$4.7	$5.4	(0.6)	-11.8%	$9.0	$11.1	(2.1)	-18.7%
Commercial	5.8	5.8	0.0	0.8%	10.8	10.1	0.7	7.3%
Industrial	1.6	0.3	1.2	NM	3.5	0.8	2.7	NM
Mining	0.8	0.5	0.4	80.3%	1.1	0.5	0.6	NM
Other	0.1	0.1	(0.0)	-14.5%	0.1	0.1	(0.0)	-4.4%

Total	$13.0	$12.0	$1.0	8.4%	$24.6	$22.6	$2.0	8.8%

DSM / REST	1.0	0.1	0.9	NM	1.7	0.1	1.5	NM
Fuel Revenues:
Recovered from Customers	33.2	31.1	2.1	6.6%	64.5	57.0	7.5	13.2%

Total Retail Revenues	$47.2	$43.3	$3.9	9.1%	$90.8	$79.7	$11.0	13.8%

WEATHER — COOLING DEGREE DAYS
Actual	2,967	2,717	250	9.2%	3,044	2,805	239	8.5%
10-Year Average	2,891	2,682			3,002	2,971
% Change Actual vs. 10-Year Avg.	2.6%	1.3%			1.4%	-5.6%

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	-Thousands of Dollars-		-Thousands of Dollars-

Numerator:
Net Income	$31,275	$4,747	$36,194	$2,132
Income from Assumed Conversion of Convertible Senior Notes	1,097	—	2,195	—

Adjusted Numerator	$32,372	$4,747	$38,389	$2,132

Denominator:
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	35,589	35,401	35,573	35,367
Fully Vested Deferred Stock Units	98	211	103	218

Total Weighted-average Shares of Common Stock Outstanding-Basic	35,687	35,612	35,676	35,585

Effect of Dilutive Securities:
Convertible Senior Notes	4,536	—	4,573	—
Options and Stock Issuable under Employee Benefit Plans and the Directors’ Plan	449	563	494	540

Total Shares — Diluted	40,223	36,175	40,249	36,125

For the three and six months ended June 30, 2008, 4 million potentially dilutive shares from the conversion of convertible senior notes, and after-tax interest expense of $1 million and $2 million, respectively, were not included in the computation of diluted EPS because to do so would be anti-dilutive.
The following table shows the number of stock options to purchase shares of Common Stock excluded from the computation of diluted EPS because the stock option’s exercise price was greater than the average market price of the Common Stock:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	-In Thousands-		-In Thousands-

Stock Options Excluded from the Diluted EPS Computation	395	234	395	314